UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) July 6, 2009
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                                  Advanta Corp.
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             (Exact name of registrant as specified in its charter)


          Delaware                        0-14120                23-1462070
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(State or other jurisdiction            (Commission            (IRS Employer
      of incorporation)                 File Number)         Identification No.)



Welsh & McKean Roads, P.O. Box 844, Spring House, Pennsylvania         19477
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          (Address of principal executive offices)                   (Zip Code)

        Registrant's telephone number, including area code (215) 657-4000
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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Item 2.05    Costs Associated with Exit or Disposal Activities.

         Advanta Corp. previously announced its intention to reduce expenses to levels commensurate with its current activities. As part of these efforts, the Company commenced a workforce reduction and began notifying affected employees on July 6, 2009. The Company expects to reduce the number of employees by approximately 50% and to have fewer than 200 employees remaining after the reduction. This reduction will take place across all functional areas within the organization.

         In connection with the reduction of workforce, the Company expects to incur expenses of approximately $8.5 million to $9.5 million related to severance and related costs. The Company expects substantially all of the expenses associated with the reduction of workforce to result in cash expenditures.

This Current Report on Form 8-K contains forward-looking statements that are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: (1) severance and related costs being different from estimated amounts; and (2) disruption in our business associated with the reduction in workforce. Additional risks that may affect the Company's future performance are detailed in the Company's filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        Advanta Corp.
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                                                        (Registrant)


Date:  July 10, 2009
                                        By: /s/ Jay A. Dubow
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                                                   Jay A. Dubow
                                                   Senior Vice President, Chief
                                                   Administrative Officer,
                                                   Secretary and General Counsel